SUNAMERICA STYLE SELECT SERIES, INC.
                               Focused Portfolios

               Supplement to the Prospectus Dated January 28, 2003

      The following items reflect changes to the Class A shares of the Focused International Equity Portfolio:

      Effective November 1, 2003, with respect to purchases made on or after that date, the Redemption Fee and Exchange Fee applicable to Class A shares of the Focused International Equity Portfolio, as set forth on page 17 of the Prospectus and as more fully described on page 29, has been changed from None to 2.00%.

      The following sentences have been added to the last paragraph of the section entitled "Exchanges" under "Transaction Policies (All Portfolios and Classes)" on page 29 of the Prospectus:

      An Exchange Fee of 2% will be assessed on the amount of any exchange of Class A shares of the Focused International Equity Portfolio that were purchased within ninety (90) days prior to the date of such exchange. The Exchange Fee does not apply to shareholders who have elected to participate in the Systematic Exchange Program maintained by the Fund described on page 30 of the Prospectus.

      The following paragraph is added under the last paragraph to the section entitled "Transaction Policies (All Portfolios and Classes)" on page 29 of the
Prospectus:

      REDEMPTION FEE. With respect to Class A shares of the Focused International Equity Fund, a redemption fee of 2% will be assessed on the proceeds of any redemption of shares that were purchased within ninety
      (90) days prior to the date of such redemption. The Redemption Fee does not apply to shareholders who have elected to participate in the Systematic Withdrawal Plan maintained by the Fund described on page 30 of the Prospectus.

Dated: October 31, 2003